Exhibit 99.1
P.F. Chang’s China Bistro, Inc.
P.F. CHANG’S EARNS $0.30 PER SHARE
SCOTTSDALE, ARIZONA, July 26, 2006 - P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported earnings of $8.1 million for the second quarter ended July 2, 2006 compared to $9.3 million for the second quarter of the prior year. Earnings per share for the second quarter were $0.30 as compared to $0.34 for the second quarter of the prior year.

(000 except per share data)	2Q06	2Q05

Revenues	$225,981	$198,056
Net Income	$8,089	$9,252
Diluted Earnings Per Share	$0.30	$0.34
Shares Used in diluted EPS calculation	27,258	26,977
As noted in the proforma schedules that follow, earnings for the second quarter reflect three accounting changes that affect year over year comparisons. First, the Company recorded $2.6 million in equity-based compensation expense this quarter under the new SFAS 123R rules implemented at the beginning of the year. Second, the Company modified its accounting policies related to utility and rebate accruals, recording an additional $2.2 million in utility costs and a credit of approximately $900,000 in additional rebates due from cost of sales and operating expense vendors. This change adjusts the balance sheet, and results in four months of utility expenses and two quarters of rebate credits being included in the second quarter. Third, the Company incurred approximately $500,000 in additional preopening expenses that previously would have been capitalized before FASB’s Staff Position No. 13.1 regarding lease accounting went into effect earlier this year.
2006 Expectations
Due primarily to our expectation of lower revenue trends at both of our concepts as well as wage rate pressures particularly at Pei Wei, the Company is revising its full year forecast earnings per share to $1.12. Expectations of comparable store sales growth at the Bistro declined from 2.6% and 1.5% to (0.1)% and (0.0)% in the third and fourth quarters, respectively. At Pei Wei, expectations of comparable store sales growth declined from 1.4% and 2.4% to (2.4)% and (1.1)%, in the third and fourth quarters, respectively.
Authorization of Share Repurchase Program and Credit Facility
On July 24th, 2006 the Company’s Board of Directors authorized a program to repurchase up to $50 million of the Company’s outstanding shares from time to time in the open market or in private during the twelve-month period ending July 31, 2007, at prevailing market prices. The Company intends to initially use cash on hand to repurchase shares under the program.

The Board has also authorized management to negotiate a $50 million revolving credit facility to provide additional liquidity and offer flexibility in funding the repurchase. J.P. Morgan Securities, Inc. will act as agent for the Company’s stock repurchase program.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the second quarter results as well as its expectations for the balance of the year. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating our business, management also believes it is useful to measure results on a pro forma basis excluding the impact of equity-based compensation, the current quarter’s utility and rebate accrual adjustment and the additional preopening rental costs during the construction period which we now expense versus capitalize. Estimated equity-based compensation, which impacts both labor and G&A costs, is excluded in part because of the unpredictability of equity based compensation charges. These equity-based compensation charges are affected by factors that may change on each grant date, including the Company’s stock price, stock market volatility, expected option term, risk-free interest rates and expected dividends, all of which can create great variability from period to period. Additionally, the pro forma presentation provides a more comparable set of financial performance measures for the Company on a year over year basis, due to the fact that none of these expenses and adjustments was included in the comparable period of 2005. This also allows investors, as well as management, to focus on the cash generating capacity and performance of our restaurant concepts, both of which are material to our rate of growth and ability to finance that growth from our operations. The non-GAAP pro forma financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the GAAP to non-GAAP reconciliation on pages ten and eleven of this press release, for a comparison of each non-GAAP measure to the most comparable GAAP measure, as well as a reconciliation of the two measures.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the Company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities, labor shortages, our ability to develop and construct our restaurants within projected budgets and time periods; the inherent unpredictability of estimating equity-based compensation expense under FAS 123(R); changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the Company’s recent SEC filings.

Contact:	P.F. Chang’s China Bistro, Inc. (480) 888-3000
Media:	Laura Cherry	laurac@pfchangs.com
Investor:	Mark Mumford	markmu@pfchangs.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended
	Jul 2	Jul 3
	2006	2005

Revenues	$225,981	$198,056
Cost of sales	61,285	54,493
Labor	75,380	64,765
Operating	36,210	29,505
Occupancy	12,725	10,767
General & administrative	14,037	10,495
Depreciation & amortization	10,565	8,519
Preopening expenses	2,817	2,496
Partner investment expense	925	1,581

Total costs and expenses	213,944	182,621

Income from operations	12,037	15,435
Interest income, net and other income	568	447
Minority interest	(2,033)	(2,176)

Income before provision for income taxes	10,572	13,706
Provision for income taxes	(2,483)	(4,454)

Net income	$8,089	$9,252

Basic net income per share	$0.30	$0.35
Diluted net income per share	$0.30	$0.34
Shares used in calculation of basic EPS	26,546	26,221
Shares used in calculation of diluted EPS	27,258	26,977

	Percentage of Revenues
	Jul 2	Jul 3
	2006	2005

Revenues	100.0%	100.0%
Cost of sales	27.1%	27.5%
Labor	33.4%	32.7%
Operating	16.0%	14.9%
Occupancy	5.6%	5.4%
General & administrative	6.2%	5.3%
Depreciation & amortization	4.7%	4.3%
Preopening expenses	1.2%	1.3%
Partner investment expense	0.4%	0.8%

Total costs and expenses	94.7%	92.2%

Income from operations	5.3%	7.8%
Interest income, net and other income	0.3%	0.2%
Minority interest	-0.9%	-1.1%

Income before provision for income taxes	4.7%	6.9%
Provision for income taxes	-1.1%	-2.2%

Net income	3.6%	4.7%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended	26 Weeks Ended
	Jul 2	Jul 3
	2006	2005

Revenues	$454,594	$392,270
Cost of sales	124,725	108,475
Labor	152,317	128,293
Operating	71,051	57,755
Occupancy	25,218	21,041
General & administrative	27,289	21,077
Depreciation & amortization	20,920	16,653
Preopening expenses	4,511	3,830
Partner investment expense	1,125	1,854

Total costs and expenses	427,156	358,978

Income from operations	27,438	33,292
Interest income, net and other income	1,060	905
Minority interest	(4,055)	(4,452)

Income before provision for income taxes	24,443	29,745
Provision for income taxes	(6,541)	(9,667)

Net income	$17,902	$20,078

Basic net income per share	$0.68	$0.77
Diluted net income per share	$0.66	$0.75
Shares used in calculation of basic EPS	26,516	26,169
Shares used in calculation of diluted EPS	27,249	26,935

	Percentage of Revenues
	Jul 2	Jul 3
	2006	2005

Revenues	100.0%	100.0%
Cost of sales	27.4%	27.7%
Labor	33.5%	32.7%
Operating	15.6%	14.7%
Occupancy	5.5%	5.4%
General & administrative	6.0%	5.4%
Depreciation & amortization	4.6%	4.2%
Preopening expenses	1.0%	1.0%
Partner investment expense	0.2%	0.5%

Total costs and expenses	94.0%	91.5%

Income from operations	6.0%	8.5%
Interest income, net and other income	0.2%	0.2%
Minority interest	-0.9%	-1.1%

Income before provision for income taxes	5.4%	7.6%
Provision for income taxes	-1.4%	-2.5%

Net income	3.9%	5.1%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Pro Forma Forecast

		53 weeks								Forecast			YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06	4Q06	2006	Change

Units	130	168	170	182	193	208	208	214	225	239	260	260
Sales weeks	5,749	7,931	2,190	2,273	2,438	2,596	9,497	2,751	2,840	3,006	3,274	11,871	25.0%
AWS	93,915	89,136	88,682	87,134	83,285	82,371	85,201	83,102	79,571	77,071	77,837	79,278	-7.0%

Sales	539,917	706,941	194,214	198,056	203,049	213,834	809,153	228,613	225,981	231,675	254,838	941,107	16.3%
per FDS	$20.57	$26.60	$7.22	$7.34	$7.50	$7.90	$29.97	$8.39	$8.29	$8.49	$9.33	$34.51

Operating costs
COS	152,788	200,736	53,982	54,493	56,010	60,149	224,634	63,440	61,862	63,699	70,170	259,171
Labor	176,428	233,325	63,528	64,765	67,836	70,114	266,243	76,593	75,008	77,445	85,241	314,287
Operating	73,660	99,528	28,250	29,505	31,490	33,002	122,247	34,841	34,271	35,342	38,589	143,043
Occupancy	28,914	37,693	10,274	10,767	11,182	10,570	42,793	12,493	12,725	13,259	14,525	53,002
Minority interest	7,887	10,078	2,276	2,176	1,974	1,801	8,227	2,022	2,033	2,041	2,273	8,370
G&A	28,692	34,662	10,582	10,495	9,759	10,281	41,117	11,406	11,848	12,644	13,007	48,905

Restaurant cash operating income	71,548	90,919	25,322	25,855	24,798	27,917	103,892	27,818	28,234	27,246	31,033	114,331	10.0%

Development costs
Preopening	8,790	7,995	1,334	2,496	2,712	2,703	9,245	1,405	2,304	3,613	3,764	11,086	19.9%
Partner investment expense	4,196	17,671	273	1,581	1,472	1,474	4,800	200	925	1,621	2,940	5,686	18.5%

Other expenses
Depreciation & amortization	21,817	29,155	8,134	8,519	9,258	11,039	36,950	10,355	10,565	10,960	11,660	43,541	17.8%
Equity-based compensation	—	—	—	—	—	—	—	2,190	2,561	3,222	3,222	11,195
Utility and rebate accrual adjustment	—	—	—	—	—	—	—	—	1,362	—	—	1,362
Preopening during construction period	—	—	—	—	—	—	—	289	513	539	384	1,725
Interest (income) expense	(466)	(612)	(458)	(447)	(530)	(406)	(1,841)	(492)	(568)	(485)	(480)	(2,025)	10.0%
Tax provision	12,424	10,656	5,213	4,454	3,447	3,828	16,942	4,058	2,483	2,158	2,648	11,347	-33.0%

Net income	24,787	26,054	10,826	9,252	8,439	9,279	37,796	9,813	8,089	5,618	6,895	30,414	-19.5%
per FDS	$0.94	$0.98	$0.40	$0.34	$0.31	$0.34	$1.40	$0.36	$0.30	$0.21	$0.25	$1.12	-20.3%

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,258	27,275	27,300	27,268	1.0%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.3%	28.4%	27.8%	27.5%	27.6%	28.1%	27.8%	27.7%	27.4%	27.5%	27.5%	27.5%
Labor	32.7%	33.0%	32.7%	32.7%	33.4%	32.8%	32.9%	33.5%	33.2%	33.4%	33.4%	33.4%
Operating	13.6%	14.1%	14.5%	14.9%	15.5%	15.4%	15.1%	15.2%	15.2%	15.3%	15.1%	15.2%
Occupancy	5.4%	5.3%	5.3%	5.4%	5.5%	4.9%	5.3%	5.5%	5.6%	5.7%	5.7%	5.6%
Minority interest	1.5%	1.4%	1.2%	1.1%	1.0%	0.8%	1.0%	0.9%	0.9%	0.9%	0.9%	0.9%
G&A	5.3%	4.9%	5.4%	5.3%	4.8%	4.8%	5.1%	5.0%	5.2%	5.5%	5.1%	5.2%

Restaurant cash operating income	13.3%	12.9%	13.0%	13.1%	12.2%	13.1%	12.8%	12.2%	12.5%	11.8%	12.2%	12.1%

Preopening	1.6%	1.1%	0.7%	1.3%	1.3%	1.3%	1.1%	0.6%	1.0%	1.6%	1.5%	1.2%
Partner investment expense	0.8%	2.5%	0.1%	0.8%	0.7%	0.7%	0.6%	0.1%	0.4%	0.7%	1.2%	0.6%
Depreciation & amortization	4.0%	4.1%	4.2%	4.3%	4.6%	5.2%	4.6%	4.5%	4.7%	4.7%	4.6%	4.6%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	1.1%	1.4%	1.3%	1.2%
Utility and rebate accrual adjustment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.0%	0.1%
Preopening during construction period	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	0.2%	0.2%	0.2%
Interest (income) expense	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.2%	-0.2%	-0.2%	-0.3%	-0.2%	-0.2%	-0.2%
Tax provision	2.3%	1.5%	2.7%	2.2%	1.7%	1.8%	2.1%	1.8%	1.1%	0.9%	1.0%	1.2%

Net income	4.6%	3.7%	5.6%	4.7%	4.2%	4.3%	4.7%	4.3%	3.6%	2.4%	2.7%	3.2%

Shared Services
Supplemental Financial Information — Pro Forma Forecast

		53 weeks								Forecast
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06	4Q06	2006
Units
Sales weeks
AWS
Comp sales change

Sales
per FDS

Operating costs
COS
Labor
Operating
Occupancy
Minority interest
G&A (inc. in concepts for ‘03 & ‘04)			4,895	4,906	4,384	4,513	18,698	4,631	4,797	5,265	5,780	20,472

Restaurant cash operating income			(4,895)	(4,906)	(4,384)	(4,513)	(18,698)	(4,631)	(4,797)	(5,265)	(5,780)	(20,472)

Development costs
Preopening
Partner investment expense

Other expenses
Depreciation & amortization			149	142	263	326	880	280	281	290	290	1,141
Equity-based compensation								988	1,219	1,602	1,602	5,411
Utility and rebate accrual adjustment												—
Preopening during construction period												—
Interest (income) expense			(343)	(420)	(381)	(431)	(1,575)	(489)	(535)	(485)	(480)	(1,989)
Tax provision			(1,528)	(1,504)	(1,237)	(1,303)	(5,572)	(1,677)	(1,355)	(1,852)	(1,996)	(6,879)

Net income			(3,173)	(3,124)	(3,029)	(3,105)	(12,431)	(3,733)	(4,407)	(4,821)	(5,196)	(18,156)
per FDS			$(0.12)	$(0.12)	$(0.11)	$(0.11)	$(0.46)	$(0.14)	$(0.16)	$(0.18)	$(0.19)	$(0.67)

Fully diluted shares (FDS)			26,893	26,977	27,073	27,058	27,000	27,239	27,258	27,275	27,300	27,268

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information — Pro Forma Forecast

		53 weeks								Forecast			YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06	4Q06	2006	Change

Units	97	115	116	121	125	131	131	133	137	142	152	152
Sales weeks	4,494	5,613	1,492	1,531	1,594	1,649	6,266	1,720	1,751	1,798	1,935	7,204	15.0%
AWS	108,280	108,938	109,637	108,699	105,779	107,092	107,757	108,677	104,914	103,264	105,093	105,449	-2.1%
Comp sales change	5.1%	3.0%	2.9%	1.9%	-0.8%	1.0%	1.2%	1.3%	-1.0%	-0.1%	0.0%	0.0%
Sales	486,609	611,468	163,579	166,418	168,612	176,595	675,204	186,924	183,705	185,668	203,355	759,652	12.5%
per FDS	$18.54	$23.01	$6.08	$6.17	$6.23	$6.53	$25.01	$6.86	$6.74	$6.81	$7.45	$27.86

Operating costs
COS	136,983	173,128	45,317	45,726	46,359	49,671	187,073	51,771	50,235	50,873	55,719	208,598
Labor	158,497	201,352	53,601	54,250	55,947	57,328	221,126	62,308	60,381	61,270	67,107	251,066
Operating	66,044	85,073	23,599	24,298	25,654	26,648	100,199	27,897	27,067	27,559	29,992	112,515
Occupancy	25,533	31,896	8,465	8,883	9,102	8,250	34,700	9,859	9,928	10,117	11,013	40,917
Minority interest	7,360	9,177	1,935	1,881	1,723	1,579	7,118	1,733	1,753	1,729	1,894	7,109
G&A	24,767	28,555	4,086	3,816	3,667	3,943	15,512	4,386	4,498	4,767	4,670	18,321

Restaurant cash operating income	67,425	82,287	26,576	27,564	26,160	29,176	109,476	28,970	29,843	29,353	32,961	121,127	10.6%
Development costs
Preopening	7,026	5,852	965	1,544	1,651	1,868	6,028	908	1,295	2,507	2,537	7,247	20.2%
Partner investment expense	3,941	15,075	208	1,126	1,303	889	3,526	426	570	1,090	2,180	4,266	21.0%
Other expenses
Depreciation & amortization	19,414	24,778	6,679	7,033	7,462	8,919	30,093	8,096	8,220	8,396	8,808	33,520	11.4%
Equity-based compensation								1,075	1,193	1,451	1,451	5,171
Utility and rebate accrual adjustment									1,161			1,161
Preopening during construction period								158	280	341	205	984
Interest (income) expense	(461)	(612)	(115)	(20)	(146)	30	(251)	—	—			—
Tax provision	12,522	10,796	6,123	5,811	4,608	5,148	21,690	5,432	4,024	4,320	4,934	18,710	-13.7%

Net income	24,983	26,398	12,716	12,070	11,282	12,322	48,390	12,875	13,100	11,248	12,845	50,068	3.5%
per FDS	$0.95	$0.99	$0.47	$0.45	$0.42	$0.46	$1.79	$0.47	$0.48	$0.41	$0.47	$1.84

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,258	27,275	27,300	27,268

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.2%	28.3%	27.7%	27.5%	27.5%	28.1%	27.7%	27.7%	27.3%	27.4%	27.4%	27.5%
Labor	32.6%	32.9%	32.8%	32.6%	33.2%	32.5%	32.7%	33.3%	32.9%	33.0%	33.0%	33.1%
Operating	13.6%	13.9%	14.4%	14.6%	15.2%	15.1%	14.8%	14.9%	14.7%	14.8%	14.7%	14.8%
Occupancy	5.2%	5.2%	5.2%	5.3%	5.4%	4.7%	5.1%	5.3%	5.4%	5.4%	5.4%	5.4%
Minority interest	1.5%	1.5%	1.2%	1.1%	1.0%	0.9%	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%
G&A	5.1%	4.7%	2.5%	2.3%	2.2%	2.2%	2.3%	2.3%	2.4%	2.6%	2.3%	2.4%

Restaurant cash operating income	13.9%	13.5%	16.2%	16.6%	15.5%	16.5%	16.2%	15.5%	16.2%	15.8%	16.2%	15.9%

Preopening	1.4%	1.0%	0.6%	0.9%	1.0%	1.1%	0.9%	0.5%	0.7%	1.4%	1.2%	1.0%
Partner investment expense	0.8%	2.5%	0.1%	0.7%	0.8%	0.5%	0.5%	0.2%	0.3%	0.6%	1.1%	0.6%
Depreciation & amortization	4.0%	4.1%	4.1%	4.2%	4.4%	5.1%	4.5%	4.3%	4.5%	4.5%	4.3%	4.4%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.8%	0.7%	0.7%
Utility and rebate accrual adjustment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.0%	0.2%
Preopening during construction period	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	0.2%	0.1%	0.1%
Interest (income) expense	-0.1%	-0.1%	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Tax provision	2.6%	1.8%	3.7%	3.5%	2.7%	2.9%	3.2%	2.9%	2.2%	2.3%	2.4%	2.5%

Net income	5.1%	4.3%	7.8%	7.3%	6.7%	7.0%	7.2%	6.9%	7.1%	6.1%	6.3%	6.6%

Concept: Pei Wei Asian Diner
Supplemental Financial Information — Pro Forma Forecast

		53 weeks								Forecast			YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06A	2Q06A	3Q06	4Q06	2006	Change

Units	33	53	54	61	68	77	77	81	88	97	107	107
Sales weeks	1,255	2,318	698	742	844	947	3,231	1,031	1,089	1,208	1,326	4,654	44.0%
AWS	42,476	41,188	43,888	42,639	40,802	39,323	41,457	40,435	38,822	38,086	38,090	38,780	-6.5%
Comp sales change	0.3%	2.0%	6.0%	6.3%	2.8%	1.9%	4.0%	-2.0%	-3.9%	-2.4%	-1.1%	-2.3%
Sales	53,308	95,473	30,635	31,638	34,437	37,239	133,949	41,689	42,276	46,007	50,508	180,480	34.7%
per FDS	$2.03	$3.59	$1.14	$1.17	$1.27	$1.38	$4.96	$1.53	$1.55	$1.69	$1.85	$6.62

Operating costs
COS	15,805	27,608	8,665	8,767	9,651	10,478	37,561	11,669	11,627	12,826	14,115	50,237
Labor	17,931	31,973	9,927	10,515	11,889	12,786	45,117	14,285	14,627	16,175	17,749	62,836
Operating	7,616	14,455	4,651	5,207	5,836	6,354	22,048	6,944	7,204	7,783	8,398	30,329
Occupancy	3,381	5,797	1,809	1,884	2,080	2,320	8,093	2,634	2,797	3,142	3,447	12,020
Minority interest	527	901	341	295	251	222	1,109	289	280	312	379	1,261
G&A	3,925	6,107	1,601	1,773	1,708	1,825	6,907	2,194	2,363	2,355	2,355	9,267

Restaurant cash operating income	4,123	8,632	3,641	3,197	3,022	3,254	13,114	3,674	3,378	3,415	4,065	14,531	10.8%

Development costs
Preopening	1,764	2,143	369	952	1,061	835	3,217	474	923	956	1,062	3,415	6.2%
Partner investment expense	255	2,596	65	455	169	585	1,274	(226)	355	531	590	1,250	-1.9%

Other expenses
Depreciation & amortization	2,403	4,377	1,306	1,344	1,533	1,794	5,977	1,979	2,064	2,274	2,510	8,827	47.7%
Equity-based compensation								105	122	145	145	518
Utility and rebate accrual adjustment									201			201
Preopening during construction period								129	203	173	179	684
Interest (income) expense	(5)		—	(7)	(3)	(5)	(15)	(3)	(33)			(36)
Tax provision	(98)	(141)	618	147	76	(17)	824	377	(107)	(185)	(117)	(32)	-103.9%

Net income	(196)	(343)	1,283	306	186	62	1,837	839	(350)	(480)	(305)	(296)	-116.1%
per FDS	$(0.01)	$(0.01)	$0.05	$0.01	$0.01	$0.00	$0.07	$0.03	$(0.01)	$(0.02)	$(0.01)	$(0.01)

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,239	27,258	27,275	27,300	27,268

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	29.6%	28.9%	28.3%	27.7%	28.0%	28.1%	28.0%	28.0%	27.5%	27.9%	27.9%	27.8%
Labor	33.6%	33.5%	32.4%	33.2%	34.5%	34.3%	33.7%	34.3%	34.6%	35.2%	35.1%	34.8%
Operating	14.3%	15.1%	15.2%	16.5%	16.9%	17.1%	16.5%	16.7%	17.0%	16.9%	16.6%	16.8%
Occupancy	6.3%	6.1%	5.9%	6.0%	6.0%	6.2%	6.0%	6.3%	6.6%	6.8%	6.8%	6.7%
Minority interest	1.0%	0.9%	1.1%	0.9%	0.7%	0.6%	0.8%	0.7%	0.7%	0.7%	0.8%	0.7%
G&A	7.4%	6.4%	5.2%	5.6%	5.0%	4.9%	5.2%	5.3%	5.6%	5.1%	4.7%	5.1%

Restaurant cash operating income	7.7%	9.0%	11.9%	10.1%	8.8%	8.7%	9.8%	8.8%	8.0%	7.4%	8.0%	8.1%

Preopening	3.3%	2.2%	1.2%	3.0%	3.1%	2.2%	2.4%	1.1%	2.2%	2.1%	2.1%	1.9%
Partner investment expense	0.5%	2.7%	0.2%	1.4%	0.5%	1.6%	1.0%	-0.5%	0.8%	1.2%	1.2%	0.7%
Depreciation & amortization	4.5%	4.6%	4.3%	4.2%	4.5%	4.8%	4.5%	4.7%	4.9%	4.9%	5.0%	4.9%
Equity-based compensation	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.3%	0.3%	0.3%	0.3%
Utility and rebate accrual adjustment	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%	0.1%
Preopening during construction period	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.4%	0.4%	0.4%
Interest (income) expense	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.0%	0.0%
Tax provision	-0.2%	-0.1%	2.0%	0.5%	0.2%	0.0%	0.6%	0.9%	-0.3%	-0.4%	-0.2%	0.0%

Net income	-0.4%	-0.4%	4.2%	1.0%	0.5%	0.2%	1.4%	2.0%	-0.8%	-1.0%	-0.6%	-0.2%

Concept: Taneko Japanese Tavern
Supplemental Financial Information — Pro Forma Forecast

				Forecast
		1Q06A	2Q06A	3Q06	4Q06	2006
Units					1	1
Sales weeks					13	13
AWS					75	75
Comp sales change
Sales					975	975
per FDS		$—	$—	$—	$0.04	$0.04

Operating costs
COS					336	336
Labor					385	385
Operating					199	199
Occupancy					65	65
Minority interest
G&A	G&A expenses incurred in 2005 are shown under Shared Services	195	190	257	202	845

Restaurant cash operating income		(195)	(190)	(257)	(212)	(855)

Development costs
Preopening		23	86	150	165	424
Partner investment expense					170	170

Other expenses
Depreciation & amortization					52	52
Equity-based compensation		22	27	23	23	95
Utility and rebate accrual adjustment						—
Preopening during construction period		2	30	25	—	57
Interest (income) expense						—
Tax provision		(74)	(78)	(126)	(173)	(451)

Net income		(168)	(255)	(329)	(450)	(1,202)
per FDS		$(0.01)	$(0.01)	$(0.01)	$(0.02)	$(0.04)

Fully diluted shares (FDS)		27,239	27,258	27,275	27,300	27,268

Sales					100.0%	100.0%
COS					34.5%	34.5%
Labor					39.5%	39.5%
Operating					20.4%	20.4%
Occupancy					6.7%	6.7%
Minority interest					0.0%	0.0%
G&A					20.8%	86.6%

Restaurant cash operating income					-21.8%	-87.7%

Preopening					16.9%	43.5%
Partner investment expense					17.4%	17.4%
Depreciation & amortization					5.4%	5.4%
Equity-based compensation					2.4%	9.8%
Utility and rebate accrual adjustment					0.0%	0.0%
Preopening during construction period					0.0%	5.8%
Interest (income) expense					0.0%	0.0%
Tax provision					-17.7%	-46.3%

Net income					-46.2%	-123.3%

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information — Reconciliation of Pro Forma Forecast to GAAP Forecast

			Pro Forma Forecast			Adjustments							GAAP Forecast
	1Q06A	2Q06A	3Q06	4Q06	2006	1Q06A	2Q06A	3Q06	4Q06	2006	1Q06A	2Q06A	3Q06	4Q06	2006

Sales	228,613	225,981	231,675	254,838	941,107						228,613	225,981	231,675	254,838	941,107
per FDS	$8.39	$8.29	$8.49	$9.33	$34.51						$8.39	$8.29	$8.49	$9.33	$34.51

Operating costs
COS	63,440	61,862	63,699	70,170	259,171		(577)			(577)	63,440	61,285	63,699	70,170	258,594
Labor	76,593	75,008	77,445	85,241	314,287	344	372	350	350	1,416	76,937	75,380	77,795	85,591	315,703
Operating	34,841	34,271	35,342	38,589	143,043		1,939			1,939	34,841	36,210	35,342	38,589	144,982
Occupancy	12,493	12,725	13,259	14,525	53,002						12,493	12,725	13,259	14,525	53,002
Minority interest	2,022	2,033	2,041	2,273	8,370						2,022	2,033	2,041	2,273	8,370
G&A	11,406	11,848	12,644	13,007	48,905	1,846	2,189	2,872	2,872	9,779	13,252	14,037	15,516	15,879	58,684

Restaurant cash operating income	27,818	28,234	27,246	31,033	114,331	(2,190)	(3,923)	(3,222)	(3,222)	(12,557)	25,628	24,311	24,024	27,811	101,774

Development costs
Preopening	1,405	2,304	3,613	3,764	11,086	289	513	539	384	1,725	1,694	2,817	4,152	4,148	12,811
Partner investment expense	200	925	1,621	2,940	5,686						200	925	1,621	2,940	5,686

Other expenses
Depreciation & amortization	10,355	10,565	10,960	11,660	43,541						10,355	10,565	10,960	11,660	43,541
Equity-based compensation	2,190	2,561	3,222	3,222	11,195	(2,190)	(2,561)	(3,222)	(3,222)	(11,195)	—	—	—	—	—
Utility and rebate accrual adjustment	—	1,362	—	—	1,362		(1,362)			(1,362)	—	—	—	—	—
Preopening during construction period	289	513	539	384	1,725	(289)	(513)	(539)	(384)	(1,725)	—	—	—	—	—
Interest (income) expense	(492)	(568)	(485)	(480)	(2,025)						(492)	(568)	(485)	(480)	(2,025)
Tax provision	4,058	2,483	2,158	2,648	11,347						4,058	2,483	2,158	2,648	11,347

Net income	9,813	8,089	5,618	6,895	30,414	—	—	—	—	—	9,813	8,089	5,618	6,895	30,414

per FDS	$0.36	$0.30	$0.21	$0.25	$1.12						$0.36	$0.30	$0.21	$0.25	$1.12

Fully diluted shares (FDS)	27,239	27,258	27,275	27,300	27,268						27,239	27,258	27,275	27,300	27,268

Sales	100.0%	100.0%	100.0%	100.0%	100.0%						100.0%	100.0%	100.0%	100.0%	100.0%
COS	27.7%	27.4%	27.5%	27.5%	27.5%						27.7%	27.1%	27.5%	27.5%	27.5%
Labor	33.5%	33.2%	33.4%	33.4%	33.4%						33.7%	33.4%	33.6%	33.6%	33.5%
Operating	15.2%	15.2%	15.3%	15.1%	15.2%						15.2%	16.0%	15.3%	15.1%	15.4%
Occupancy	5.5%	5.6%	5.7%	5.7%	5.6%						5.5%	5.6%	5.7%	5.7%	5.6%
Minority interest	0.9%	0.9%	0.9%	0.9%	0.9%						0.9%	0.9%	0.9%	0.9%	0.9%
G&A	5.0%	5.2%	5.5%	5.1%	5.2%						5.8%	6.2%	6.7%	6.2%	6.2%

Restaurant cash operating income	12.2%	12.5%	11.8%	12.2%	12.1%						11.2%	10.8%	10.4%	10.9%	10.8%

Preopening	0.6%	1.0%	1.6%	1.5%	1.2%						0.7%	1.2%	1.8%	1.6%	1.4%
Partner investment expense	0.1%	0.4%	0.7%	1.2%	0.6%						0.1%	0.4%	0.7%	1.2%	0.6%
Depreciation & amortization	4.5%	4.7%	4.7%	4.6%	4.6%						4.5%	4.7%	4.7%	4.6%	4.6%
Equity-based compensation	1.0%	1.1%	1.4%	1.3%	1.2%						0.0%	0.0%	0.0%	0.0%	0.0%
Utility and rebate accrual adjustment	0.0%	0.6%	0.0%	0.0%	0.1%						0.0%	0.0%	0.0%	0.0%	0.0%
Preopening during construction period	0.1%	0.2%	0.2%	0.2%	0.2%						0.0%	0.0%	0.0%	0.0%	0.0%
Interest (income) expense	-0.2%	-0.3%	-0.2%	-0.2%	-0.2%						-0.2%	-0.3%	-0.2%	-0.2%	-0.2%
Tax provision	1.8%	1.1%	0.9%	1.0%	1.2%						1.8%	1.1%	0.9%	1.0%	1.2%

Net income	4.3%	3.6%	2.4%	2.7%	3.2%						4.3%	3.6%	2.4%	2.7%	3.2%

P.F. Chang’s, Inc.
Reconciliation of Non-GAAP to GAAP Measures
(in thousands, except per share data)
(Unaudited)

	GAAP Presentation				Reconciling Items			Non-GAAP Presentation
	Quarter Ended		Quarter Ended		Utility and Rebate	Preopening during	Equity-based	Quarter Ended
	Jul 3,	% of	Jul 2,	% of	Accrual Adjustment	Construction Period	Compensation	Jul 2,	% of
	2005	Sales	2006	Sales	(a)	(b)	(c)	2006	Sales

Revenues	198,056		225,981					225,981
Costs and expenses:
Cost of sales	54,493	27.5%	61,285	27.1%	577			61,862	27.4%
Labor	64,765	32.7%	75,380	33.4%			(372)	75,008	33.2%
Operating	29,505	14.9%	36,210	16.0%	(1,939)			34,271	15.2%
Occupancy	10,767	5.4%	12,725	5.6%				12,725	5.6%
General and administrative	10,495	5.3%	14,037	6.2%			(2,189)	11,848	5.2%
Depreciation and amortization	8,519	4.3%	10,565	4.7%				10,565	4.7%
Preopening expense	2,496	1.3%	2,817	1.2%		(513)		2,304	1.0%
Partner investment expense	1,581	0.8%	925	0.4%				925	0.4%

Total costs and expenses	182,621	92.2%	213,944	94.7%	(1,362)	(513)	(2,561)	209,508	92.7%

Income from operations	15,435	7.8%	12,037	5.3%				16,473	7.3%
Interest and other income, net	447	0.2%	568	0.3%				568	0.3%

Income before min. interest & taxes	15,882	8.0%	12,605	5.6%	1,362	513	2,561	17,041	7.5%
Minority interest	(2,176)	-1.1%	(2,033)	-0.9%				(2,033)	-0.9%

Income before provision for income taxes	13,706	6.9%	10,572	4.7%				15,008	6.6%
Provision for income taxes	(4,454)	-32.5%	(2,483)	-23.5%	(378)	(142)	(711)	(3,714)	-24.7%

Net income	9,252	4.7%	8,089	3.6%	984	371	1,850	11,294	5.0%

Net income per share:
Basic	$0.35		$0.30					$0.43

Diluted	$0.34		$0.30					$0.41

Weighted average shares used in computation:
Basic	26,221		26,546					26,546
Diluted	26,977		27,258					27,258

(a)	The Company modified its accounting policies related to utility and rebate accruals, recording an additional $2.2 million in utility costs and a credit of approximately $900,000 in additional rebates due from cost of sales and operating expense vendors.

(b)	The Company incurred approximately $500,000 in additional preopening expenses that previously would have been capitalized before FASB’s Staff Position No. 13.1 went into effect earlier this year.

(c)	The Company recorded $2.6 million in equity-based compensation expense this quarter under the new SFAS 123R rules implemented at the beginning of the year.